LIMITED WAIVER, CONSENT, AND FIRST AMENDMENT TO CREDIT AGREEMENT

This LIMITED WAIVER, CONSENT, AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 23, 2025 is entered into by and among PROS, INC., a Delaware corporation (“Borrower”), PROS HOLDINGS, INC., a Delaware corporation (“Holdings”), each of the Guarantors party to the Credit Agreement (together with Borrower and Holdings, each a “Loan Party”, and collectively, the “Loan Parties”), the lenders from time to time party hereto (collectively, the “Lenders” and each, individually, a “Lender”), and TEXAS CAPITAL BANK, a Texas state bank, as administrative agent for the Lenders and L/C Issuer (in such capacity, “Administrative Agent”).

RECITALS:
A. Borrower, Holdings, the other Loan Parties party thereto, Administrative Agent and the Lenders previously entered into that certain Credit Agreement dated as of July 21, 2023, (as amended hereby and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement).

B. Borrower has informed Administrative Agent and Lenders than an Event of Default has occurred and is continuing under Section 9.1(d) of the Credit Agreement as a result of Borrower’s failure to notify Administrative Agent in accordance with the terms of the Loan Documents that Everymundo, LLC filed Articles of Amendment to its Articles of Organization on November 13, 2024, which changed its name to PROS Florida, LLC (the “Specified Event of Default”).

C. Borrower has also informed the Administrative Agent and Lenders that it (a) has entered into those certain Exchange Agreements, each dated June 12, 2025 (collectively, the “Exchange Agreement”) to exchange certain 2027 Senior Notes in the aggregate principal amount of $186,900,000 for $185,0000,000 of 2030 Senior Notes (as defined in Section 2.2(a) of this Amendment) and cash in an amount equal to the accrued and unpaid interest on the 2027 Notes (such exchange transactions set forth in the Exchange Agreement, the “Exchange”); (b) intends to sell to certain investors more particularly described in those certain Securities Purchase Agreements, each dated June 12, 2025 (collectively, the “Securities Purchase Agreement”) $50,000,000 of 2030 Senior Notes at a cash purchase price of 100% of their principal amount (such transactions set forth in the Securities Purchase Agreement, the “Purchase Offering”); and (c) intends to enter into capped call transactions (the “Capped Call Transactions”) with certain option counterparties (the “Option Counterparties”) pursuant to which Borrower will pay a premium to the Option Counterparties for the Capped Call Transactions in an aggregate amount equal to approximately $27,900,000, which payment is anticipated to occur concurrently with the settlement of the Purchase Offering (the Exchange, Purchase Offering and Capped Call Transaction are collectively referred to as the “New Senior Note Issuance”).

D. Borrower has requested that the Administrative Agent and Lenders (i) waive the Specified Event of Default, (ii) consent to the New Senior Note Issuance, (iii) amend the definition of Senior Notes Debt, and (iv) make certain other amendments to the Credit Agreement.

E. Subject to the terms and conditions set forth herein, the Administrative Agent and Lenders agree to (i) waive the Specified Event of Default, (ii) consent to the New Senior Note Issuance, (iii) amend the definition of Senior Notes Debt, and (iv) make certain other amendments to the Credit Agreement, as set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.

ARTICLE II

Limited Waiver and Consent

2.1    Waiver. Borrower represents and warrants that the Specified Event of Default is the only known Default or Event of Default under the Credit Agreement and the other Loan Documents as of the date hereof. Subject to the satisfaction of the conditions precedent in Section 4.1 of this Amendment, Administrative Agent and Lenders hereby waive the Specified Event of Default (“Waiver”). Borrower, Administrative Agent and Lenders agree that such waiver will be effective as of November 13, 2024.

2.2    Consent. Subject to the satisfaction of the conditions precedent in Section 4.1 of this Amendment, Administrative Agent and Lenders hereby consent to the New Senior Note Issuance (“Consent”).

2.3    Limitation of Scope of Waiver and Consent. Administrative Agent and Lender’s agreement to the Waiver and Consent set forth above, in each case, shall in no way (a) be deemed an agreement by such party to waive Borrower’s compliance with the referenced provisions of the Credit Agreement as of any other dates, (b) limit or impair such party’s right to demand strict performance of the referenced provisions as of all other dates, (c) limit or impair such party’s right to demand strict performance of all other provisions and covenants as of any date, (d) except as provided herein, otherwise amend or alter any other provision of the Credit Agreement, any other agreement or any other contract or instrument related thereto, or (e) constitute any course of dealing or other basis for altering any obligation of Borrower or any right, privilege or remedy of such party under the Credit Agreement, any other agreement or any other contract or instrument related thereto.

ARTICLE III

Amendment

3.1    Amendments to Section 1.1 of the Credit Agreement.

(a)    The following definitions are added to Section 1.1 of the Credit Agreement in proper alphabetical order to read in their entirety as set forth below:

“2030 Indenture” means that certain Indenture dated on or before June 24, 2025 by and between 2030 Senior Notes Trustee and Holdings.

“2030 Senior Notes” means the convertible senior notes issued pursuant to the 2030 Senior Notes Documents and evidencing the 2030 Senior Notes Debt.

“2030 Senior Notes Debt” means the convertible Debt issued on or before June 24, 2025 pursuant to the 2030 Indenture, that will pay interest semiannually at an annual interest rate not to exceed 2.50% per annum and will be convertible into cash, shares of Holdings’ common stock or a combination of cash and shares of the Holdings’ common stock, at Holdings’ election, in an aggregate principal amount at maturity of up to $235,000,000, in each case issued by Holdings and evidenced by the 2030 Senior Notes Documents.

“2030 Senior Notes Documents” means the 2030 Indenture and all other agreements, instruments and documents relating thereto.

“2030 Senior Notes Trustee” means Wilmington Trust, National Association.

“First Amendment Effective Date” means June 23, 2025.

(b)    The following definitions set forth in Section 1.1 of the Credit Agreement are amended and restated in their entirety as set forth below:

“Senior Notes” means, collectively, the 2024 Senior Notes, the 2027 Senior Notes, the 2030 Senior Notes, and each additional series of convertible senior notes issued on or after the Closing Date; provided that, with respect to each such additional issuance (i) the maturity date of such new notes is not earlier than the Maturity Date, and such new notes do not require any scheduled amortization payments prior to the maturity thereof or any mandatory prepayments not required by either the 2024 Senior Notes, the 2027 Senior Notes, or the 2030 Senior Notes, (ii) the terms of such new notes, taken as a whole, are materially no less favorable to Administrative Agent and Lenders and no more restrictive on Holdings and the other Loan Parties than the 2024 Senior Notes, the 2027 Senior Notes, or the 2030 Senior Notes, (iii) such new notes are unsecured, (iv) such new notes shall not be recourse to any Person other than Holdings, (v) no Default or Event of Default has occurred and is continuing (determined in the case of this clause (v) at the earlier of the time Holdings issues such Senior Notes or enters into a binding obligation to issue such Senior Notes), (vi) [reserved], and (vii) Borrower shall have notified Administrative Agent of Holdings’ intent to issue such Senior Notes no later than five (5) Business Days prior to the closing date of such issuance and shall have provided copies of all material documents pertaining to such new notes to Administrative Agent no later than three (3) Business Days (or such later date as may be agreed to by Administrative Agent in writing) prior to the execution thereof (it being understood and agreed that to the extent any request by Borrower for any modification of this definition of “Senior Notes” pursuant to Section 11.10 of this Agreement shall be made at least ten (10) Business Days prior to the requested effectiveness of any such modification).

“Senior Notes Debt” means, collectively, one or more series of Senior Notes (inclusive of the 2024 Senior Notes, the 2027 Senior Notes, and the 2030 Senior Notes) in an aggregate outstanding principal amount not to exceed the greater of (a) the aggregate principal amount of Senior Notes outstanding as of the issuance of the 2030 Notes (which, for the avoidance of doubt, will be $314,900,000, which consists of (i) $0 of issued and outstanding 2024 Senior Notes, (ii) $79,900,000 of issued and outstanding 2027 Senior Notes, and (iii) $235,000,000 of to be issued and outstanding 2030 Senior Notes), and (b) the lesser of (x) $500,000,000 and (y) an amount equal to twenty percent (20%) of the market capitalization of Holdings’ common stock (determined, in the case of this clause (y) at the earlier of the time Holdings issues such Senior Notes or enters into a binding obligation to issue such Senior Notes) (it being understood and agreed that to the extent any request by Borrower for any modification of this definition of “Senior Notes Debt” pursuant to Section 11.10 of this Agreement shall be made at least ten (10) Business Days prior to the requested effectiveness of any such modification).

3.2    Section 7.4(g) of the Credit Agreement. Section 7.4(g) of the Credit Agreement is amended and restated in its entirety as set forth below:

(g)    (i) Holdings may settle conversions of all or any portion of the Senior Notes Debt into Equity Interests of Holdings, and (ii) Borrower may make cash distributions to Holdings in amounts necessary for Holdings to reasonably concurrently make, and Holdings may make, payments of principal or cash settlement payments as required or permitted by the terms of the Senior Notes Debt and the Senior Notes Documents, in each case upon conversion of all or any portion the Senior Notes Debt, other than with respect to any portion of such Senior Notes Debt that is the subject of a refinancing funded with the proceeds of the issuance of additional Senior Notes upon consummation thereof;

ARTICLE IV

Conditions to this Amendment

4.1    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the prior satisfaction of the following conditions precedent to the satisfaction of Administrative Agent:

(a)    Administrative Agent shall have received this Amendment executed by the Loan Parties;

(b)    Borrower shall pay to Administrative Agent the reasonable, out of pocket fees and costs of legal counsel to Administrative Agent then due as specified in Section 11.1 of the Credit Agreement, in each case in immediately available funds;

(c)    the representations and warranties set forth in Section 5.1 hereof shall be true and correct;

(d)    other than the Specified Event of Default, no Default or Event of Default shall have occurred and be continuing; and

(e)    each Loan Document shall be valid and binding and in full force and effect.

ARTICLE V

Representations and Warranties; Borrower Covenants

5.1    General Matters. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Loan Party and will not violate any organizational or organic document of such Loan Party, (b) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date or time period, in which case such representations and warranties are true as of such specified date or time period, (c) after giving effect to this Amendment, no Default or Event of Default exists, and (d) after giving effect to this Amendment, each Loan Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

5.2    Borrower Covenants. By not later than June 30, 2025, Borrower shall provide Administrative Agent with duly executed copies of all 2030 Senior Note Documents, including, without limitation all copies of any amendments or modifications to the 2027 Senior Note Documents or otherwise that evidence the exchange of the 2027 Senior Notes for 2030 Senior Notes.

ARTICLE VI

Miscellaneous

6.1    Further Assurances. Promptly upon request, each Loan Party shall deliver such instruments and agreements, and shall take such actions, as Administrative Agent deems appropriate to evidence or perfect its lien on any Collateral, or otherwise to give effect to the intent of the Loan Documents and this Amendment.

6.2    Loan Document. This Amendment is a Loan Document.

6.3    Continuing Validity. Each Loan Party understands and agrees that in entering into this Amendment, Administrative Agent and each Lender is relying upon such Loan Party’s representations, warranties, and agreements, as set forth in the Loan Documents and this Amendment. Except as expressly modified pursuant to this Amendment, the terms of the Loan Documents remain unchanged and in full force and effect. Execution of this Amendment by Administrative Agent and each Lender in no way shall obligate Administrative Agent or any Lender to make any future modifications to the Loan Documents. Each Loan Party hereby ratifies and affirms all of its obligations under the Credit Agreement and affirms that the Credit Agreement is in full force and effect as of the date hereof, both before and after giving effect hereto. Nothing in this Amendment shall constitute a satisfaction or novation of the Obligations. It is the intention of Administrative Agent and each Loan Party to retain as liable parties all makers, endorsers and guarantor of the Loan Documents, unless the party is expressly released by Administrative Agent in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment.

6,4    Entire Agreement. This Amendment and the other Loan Documents executed and delivered in connection with this Amendment and the other Loan Documents represent the final agreement among the parties hereto and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.

6.5    Enforceability. In the event the enforceability or validity of any portion of this Amendment, the Credit Agreement or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by whichever applicable federal law or law of the State of Texas would uphold or would enforce such challenged or questioned provision.

6.6    Governing Law. This Amendment and all acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of Administrative Agent, the Lenders, and the Loan Parties shall be governed by, and construed in accordance with the internal laws of the State of Texas without regard to conflict of laws principles; provided that Administrative Agent and each Lender shall retain all rights arising under federal law. EACH LOAN PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT IN THE STATE OF TEXAS SITTING IN DALLAS COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY ACT, TRANSACTION, DISPUTE OR CONTROVERSY ARISING HEREUNDER OR THEREUNDER OR RELATING HERETO OR THERETO, AND SUCH LOAN PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A LOAN PARTY AGAINST ADMINISTRATIVE AGENT, LENDER, OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF TEXAS SITTING IN DALLAS COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS. Each Loan Party consents to service of process in any action or proceeding brought against it by Administrative Agent or any Lender, by personal delivery, or by mail addressed as set forth in the Credit Agreement or by any other method permitted by law.

6.7    Mutual Waiver of Jury Trial. EACH LOAN PARTY, ADMINISTRATIVE AGENT, AND EACH LENDER, EACH HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY Relating TO, THIS AMENDMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN OR AMONG ADMINISTRATIVE AGENT OR ANY LENDER AND ANY LOAN PARTY, OR ANY CONDUCT, ACTS OR OMISSIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY LOAN PARTY OR ANY OF THEIR

DIRECTORS, OFFICERS, MEMBER, MANAGERS, EMPLOYEES, AGENTS ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH ADMINISTRATIVE AGENT, ANY LENDER, OR ANY LOAN PARTY, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. SECTION 11.18 OF THE CREDIT AGREEMENT (AS AMENDED HEREBY) IS INCORPORATED HEREIN BY REFERENCE IN ITS ENTIRETY.

6.8    Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission), all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

6.9    Electronic Execution. The words “execute”, “execution”, “signed”, “signature”, and words of like import in or related to this Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.

6.10    Release. EACH LOAN PARTY HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, EACH LENDER, AND EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “RELEASED CLAIM”), THAT SUCH LOAN PARTY NOW HAS OR CLAIMS TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF AND ON THE DATE OF EXECUTION HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (A) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND ON THE DATE OF EXECUTION HEREOF AND (B) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY TRANSACTIONS RELATED THERETO.

EACH LOAN PARTY BY ITS SIGNATURE BELOW ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH RELEASED CLAIMS AND AGREES THAT THIS WAIVER AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

NOTICE: THIS AMENDMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN CREDIT AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE INDEBTEDNESS.

[The Remainder of This Page Is Intentionally Left Blank.

BORROWER:

PROS, INC.

By: /s/ Christopher C. Chaffin
Name: Christopher C. Chaffin
Title: Assistant General Counsel
and Secretary

GUARANTORS:

PROS HOLDINGS, INC.

By: /s/ Jody Henry
Name: Jody Henry
Title: VP, Finance

PROS FLORIDA, LLC
formerly known as Everymundo, LLC

By: Christopher C. Chaffin
Name: Christopher C. Chaffin
Title: Assistant General Counsel
and Secretary

ADMINISTRATIVE AGENT AND LENDER:

TEXAS CAPITAL BANK

By: /s/ Brittany Lawnin
Name: Brittany Lawnin
Title: Executive Director